                                                                   EXHIBIT 10.11


               AMENDED AND RESTATED STOCKHOLDER RIGHTS AGREEMENT
               -------------------------------------------------

     This Amended and Restated Stockholder Rights Agreement ("Agreement") is effective as of December 14, 1999 by and between Kyphon Inc., a Delaware corporation, having its principal place of business at 3110 Coronado Drive, Santa Clara, California 95054 ("Company") and the investors designated in Exhibit A to this Agreement ("Investors"). This Agreement supersedes in its entirety the Stockholder Rights Agreement entered into between the Company and its investors dated December 11, 1998 (the "Prior Agreement").

     1.  Preemptive Rights
         -----------------

            1.1  Grant of Right. Except as set forth in Section 1.5, Company
                 --------------
hereby grants to each investor beneficially (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934 (the "Exchange Act") holding not less than 250,000 shares of Series B, Series C, Series D or Series E Preferred Stock, or a combination thereof, or the Common Stock issuable upon conversion thereof ("Major Holder") the right of first refusal to purchase such Investor's Pro Rata Share (as hereinafter defined) of the New Securities (as defined in Section 1.2) which the Company may, from time to time, propose to issue and sell. The Major Holder may purchase said New Securities on the same terms and at the same price in which the Company proposes to sell the New Securities. The "Pro Rata Share" of each Major Holder, for purposes of this right of first refusal, is the ratio of the number of shares of Registrable Securities (as hereinafter defined) the Major Holder owns or has the right to acquire from the Company to the total number of Shares (calculated as if converted into Common Stock) then outstanding.

            1.2  New Securities. "New Securities" shall mean any capital stock
                 --------------
of the Company, whether now authorized or not, and any rights, options or warrants to purchase said capital stock, and securities of any type whatsoever that are, or may become, convertible into said capital stock; provided, however,
                                                              --------  -------
that "New Securities" does not include (i) any securities issued and outstanding on the date hereof and any shares issued upon exercise or conversion of such securities, (ii) securities offered pursuant to a registration statement filed under the Securities Act of 1933 ("Securities Act"), (iii) securities issued as consideration to the sellers pursuant to the acquisition of another corporation by the Company by merger, purchase of substantially all of the assets or other reorganization, and (iv) any securities hereafter issued or issuable to officers, directors, employees or consultants of the Company (for the primary purpose of soliciting or retaining their employment or services) pursuant to any employee or consultant stock offering, plan or arrangement approved by the Board of Directors.

            1.3  Notice.  In the event the Company proposes to undertake an
                 ------
issuance of New Securities, it shall give to the Major Holders written notice (the "Notice") of its intention, describing the type of New Securities, number of shares, the price, the terms upon which the Company proposes to issue the same, such other information as the Major Holders may reasonably request in order to evaluate the proposed issuance, and notice to the effect that each Major Holder seeking to exercise pre-emptive rights must respond to such Notice within 15 days after the date of receipt of such Notice to the Company. The Major Holders shall have 30 days from the date of such Notice to purchase any or all of the New Securities for the price and upon the terms specified in the Notice by giving written notice to the Company and stating therein the quantity of New Securities to be purchased and forwarding payment for such New Securities to the Company if immediate payment is required by such terms, or in any event no later than 45 days after the date of receipt of the Notice. If all the New Securities offered to such Major Holders are not fully subscribed by such Major Holders, the remaining New Securities will be reoffered to the Major Holders purchasing their full allotment upon the terms set forth in this Section 1.3, until all such New Securities are fully subscribed for or until all such Major Holders have subscribed for all such New Securities which they desire to purchase, except that such Major Holders must exercise their purchase rights within 10 days after receipt of all such reoffers. To the extent that the Company offers two or more securities in units, Major Holders must purchase such units as a whole and will not be given the opportunity to purchase only one of the securities making up such unit. The election by a Major Holder not to exercise its preemptive rights under this Section 1 in any one instance shall not affect its right (other than in respect of a reduction in its percentage holdings) as to any subsequent proposed issuance. Any sale of such securities by the Company without first giving the Major Holders the rights described in this Section 1 shall be void and of no force and effect.

            1.4  Sale after Notice.  Upon the expiration of the offering periods
                 -----------------
described above, the Company shall have 90 days thereafter to sell or enter into an agreement (pursuant to which the sale of New Securities covered thereby shall be closed, if at all, within 30 days from the date of said agreement) to sell the New Securities, at a price and upon general terms no more favorable to the investors thereof than specified in the Notice. In the event the Company has not sold the New Securities within said 90 day period (or sold and issued New Securities in accordance with the foregoing within 30 days from the date of said agreement), the Company shall not thereafter issue or sell any New Securities without first offering such securities to the Major Holders in the manner provided above.

            1.5  Expiration.  The right of first refusal granted under this
                 ----------
Section 1 shall expire upon:

                    (a) The closing of the Company's sale of its Common Stock in a bona fide, firm commitment underwritten public offering pursuant to a registration statement declared effective by the Securities and Exchange Commission under the Securities Act, the aggregate proceeds of which equal or exceed $15,000,000 and the per share public offering price of which is not less than $6.18 per share (adjusted to reflect any stock dividend, split, combination or other recapitalization subsequent to the date hereof and exclusive of underwriting discounts and the expenses of the offering);

                    (b) The date on which the Company is acquired by another entity by merger, purchase of substantially all of its assets or other reorganization.

                    (c) For each Major Holder, the date on which such Major Holder no longer beneficially (within the meaning of Rule 13d-3 of the Exchange
Act) holds a minimum of 250,000 shares of Common Stock (including Common Stock issuable upon the conversion of shares of Preferred Stock). In determining the number of shares held by a Major Holder for the purposes of this Section 1.5(c), the holdings of commonly managed funds of such Major Holder, partners,

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associates, employees and affiliates of such Major Holder or transferees and assignees of such Major Holder that are commonly managed funds of such Major Holder or retired partners, partners, associates, employees or affiliates of such Investor (including spouses and ancestors, lineal descendants and siblings of such partners, associates, employees or affiliates or spouses who acquire Shares or Conversion Shares by gift, will or intestate succession) shall be aggregated together with such Major Holder.

            1.6  Assignment.  The right of first refusal granted under this
                 ----------
Section 1 is assignable by each Major Holder to any transferee of a minimum of 250,000 shares of Common Stock (including Common Stock issuable upon the conversion of shares of Preferred Stock) or to any transferee or assignee that is a commonly managed fund of a Major Holder, a partner of a Major Holder (without restriction as to minimum stockholdings) or the estate of such partner, provided that (a) the Company is given prior written notice of such transfer and
(b) such transfer is otherwise effected in accordance with applicable securities laws.

            1.7  Injunctive Relief.  The Company and the Major Holders hereby
                 -----------------
declare that it is impossible to measure in money the damages which will accrue to the parties hereto by reason of the failure of any Major Holder to perform any of its obligation set forth in this Section 1. Therefore, the Company and the Major Holders shall have the right to specific performance of such obligations, and if any party hereto shall institute any action or proceeding to enforce the provisions hereof, each of the Company and the Major Holders hereby waives the claims or defense that the party instructing such action or proceeding has an adequate remedy at law.

     2.  Registration Rights.
         -------------------

            2.1  Certain Definitions.  As used in this Agreement, the following
                 -------------------
terms shall have the following respective meanings:

                    "Commission" shall mean the Securities and Exchange
                     ----------
Commission or any other federal agency at the time administering the Securities Act.

                    "Holder" shall mean the entities holding Registrable
                     ------
Securities or securities convertible into Registrable Securities and any person holding such securities to whom the rights under Section 2 have been transferred in accordance with Section 2.10 hereof.

                    "Initiating Holders" shall mean any Holder or Holders who in
                     ------------------
the aggregate hold at least 50% of the Registrable Securities.

                    "Investor" shall mean each Investor named in the Series B,
                     --------
Series C, Series D or Series E Preferred Stock Purchase Agreement.

                    "Registrable Securities" means (i) any Common Stock issued
                     ----------------------
or issuable upon conversion of shares of Series B, Series C, Series D or Series E Preferred Stock issued pursuant to the Series B, Series C, Series D or Series E Preferred Stock Purchase Agreement, (ii) any additional Common Stock acquired by the Investors, (iii) any Common Stock of the Company issued or issuable with respect to, or in exchange for, such Common Stock referred to in (i), (ii) and
(iii) above, upon any stock dividend, split, combination or other recapitalization; provided, however, that shares of Common Stock or other securities shall only be treated as Registrable Securities for the purposes of this Section 2 hereof if and so long as they have not been sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction.

                    The terms "register," "registered" and "registration" refer
                               --------    ----------       ------------
to a registration effected by preparing and filing a registration statement in compliance with the Securities Act (and any post-effective amendments filed or required to be filed), and the declaration or ordering of the effectiveness of such registration statement.

                    "Registration Expenses" shall mean all expenses, except as
                     ---------------------
otherwise stated below, incurred by the Company in complying with Sections 2.2,
2.3 and 2.4 hereof, including, without limitation, all registration, qualification and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, blue sky fees and expenses, the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company which shall be paid in any event by the Company).

                    "Restricted Securities" shall mean the securities of the
                     ---------------------
Company required to bear a legend indicating that transfer is restricted in the absence of registration.

                    "Securities Act" shall mean the Securities Act of 1933, as
                     --------------
amended, or any similar federal statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

                    "Selling Expenses" shall mean all underwriting discounts,
                     ----------------
selling commissions and stock transfer taxes, and costs of one special counsel to the Holders in an amount not to exceed $10,000, if any, applicable to the securities registered by the Holders.

            2.2  Requested Registration.
                 ----------------------

                    (a)  Request for Registration.  In case the Company shall
                         ------------------------
receive from Initiating Holders a written request that the Company effect any registration, qualification or compliance with respect to shares of Registrable Securities representing at least fifty percent (50%) of the Registrable Securities (or any lesser percentage if the anticipated aggregate offering price to the public is at least $10,000,000), the Company will:

                         (i) within five days of the receipt by the Company of
such notice, give written notice of the proposed registration, qualification or compliance to all other Holders; and

                         (ii) as soon as practicable, use its best efforts to
effect such registration, qualification or compliance (including, without limitation, appropriate qualification under applicable blue sky or other state securities laws and appropriate compliance with applicable regulations issued under the Securities Act and any other governmental requirements or regulations) as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any Holder or Holders joining in such request as are specified in a written request received by the Company within 15 days after the date of such written notice from the Company; provided, however, that the Company shall not be obligated
                  --------  -------
to take any action to effect any such registration, qualification or compliance pursuant to this Section 2.2:

                         (1) In any particular jurisdiction in which the Company
would be required to execute a general consent to service of process in effecting such registration, qualification or compliance unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;

                         (2) Prior to the earlier of December 31, 2004, or six
months after the closing date of the initial underwritten public offering of the Company's securities;

                         (3) During the period starting with the date 30 days
prior to the Company's estimated date of filing of, and ending on the date three months immediately following the effective date of, any registration statement pertaining to securities of the Company (other than a registration statement relating to the sale of the Company's securities in connection with a Rule 145 transaction, an employee benefit plan or the initial public offering of the Company's securities), provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective;

                         (4) After the Company has effected two such
registrations pursuant to this Section 2.2(a), and such registrations have been declared or ordered effective and the sales of such Registrable Securities shall have closed;

                         (5) If the Company shall furnish to such Holders a
certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors it would be seriously detrimental to the Company for a registration statement to be filed in the near future, then the Company's obligation to use its best efforts to register, qualify or comply under this Section 2.2 shall be deferred for a period not to exceed 90 days from the date of receipt of written request from the Initiating Holders; provided,
                                                                    --------
however, that the Company shall not exercise such right more than once in any
-------
twelve-month period.

     Subject to the foregoing clauses (A) through (E), the Company shall file a registration statement covering the Registrable Securities so requested to be registered as soon as practicable, after receipt of the request or requests of the Initiating Holders.

                    (b)  Underwriting.  In the event that a registration
                         ------------
pursuant to Section 2.2 is for a registered public offering involving an underwriting, the Company shall so advise the Holders as part of the notice given pursuant to Section 2.2(a)(i). In such event, the right of any Holder to registration pursuant to Section 2.2 shall be conditioned upon such Holder's participation in the underwriting arrangements required by this Section 2.2, and the inclusion of such Holder's Registrable Securities in the underwriting to the extent requested shall be limited to the extent provided herein.

     The Company shall (together with all Holders proposing to distribute their securities through such underwriting) enter into an underwriting agreement in customary form with the managing underwriter selected pursuant to the final paragraph of this Section 2.2(b). Notwithstanding any other provision of this Section 2.2, if the managing underwriter advises the Initiating Holders in writing that marketing factors require a limitation of the number of shares to be underwritten, then the Company shall so advise all holders of Registrable Securities and the number of shares of Registrable Securities that may be included in the registration and underwriting shall be allocated among all Holders thereof in proportion, as nearly as practicable, to the respective amounts of Registrable Securities held by such Holders at the time of filing the registration statement or in such other manner as shall be agreed to by the Company and Holders of a majority of the Registrable Securities proposed to be included in such registration; provided, however, that the number
                                              --------  -------
of Registrable Securities to be included in such underwriting shall not be reduced unless all other securities are first entirely excluded from the underwriting. No Registrable Securities excluded from the underwriting by reason of the underwriter's marketing limitation shall be included in such registration. To facilitate the allocation of shares in accordance with the above provisions, the Company or the underwriters may round the number of shares allocated to any Holder to the nearest 100 shares.

     If any Holder or Holders of Registrable Securities disapproves of the terms of the underwriting, such Holder or Holders may elect to withdraw therefrom by written notice to the Company, the managing underwriter and the Initiating Holders. The Registrable Securities and/or other securities so withdrawn shall also be withdrawn from registration, and such Registrable Securities shall not be transferred in a public distribution prior to 90 days after the effective date of such registration, or such other shorter period of time as the underwriters may require.

     In the event that the Initiating Holders exercise their registration rights pursuant to Section 2.2 hereof, such Initiating Holders shall have the right to select the managing underwriter with respect to such registration; provided, however, that such managing underwriter shall be of recognized national standing and shall be reasonably acceptable to the Company.

            2.3  Company Registration.
                 --------------------

                    (a)  Notice of Registration.  If at any time or from time to
                         ----------------------
time the Company shall determine to register any of its securities, either for its own account or the account of a security holder or holders, other than (i) a registration relating solely to employee benefit plans, (ii) a registration relating solely to a Rule 145 transaction or (iii) a registration pursuant to
Section 2.2 hereof, the Company will:

                         (i)  promptly give to each Holder written notice
thereof; and

                         (ii) include in such registration (and any related
qualification under blue sky laws or other compliance), and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests, made within 20 days after receipt of such written notice from the Company, by any Holder.

                    (b)  Underwriting.  If the registration of which the Company
                         ------------
gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to Section 2.3(a)(i). In such event the right of any Holder to registration pursuant to Section 2.3 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company) enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by the Company. Notwithstanding any other provision of this Section 2.3, if the managing underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the managing underwriter may limit or exclude some or all of the Registrable Securities and other securities to be included in such registration. The Company shall so advise all Holders distributing their securities through such underwriting of such limitation and the number of shares of Registrable Securities that may be included in the registration and underwriting shall be allocated among all Holders in proportion, as nearly as practicable, to the respective amounts of Registrable Securities held by such Holders at the time of filing the registration statement. To facilitate the allocation of shares in accordance with the above provisions, the Company may round the number of shares allocated to any Holder or Holders to the nearest 100 shares.

     If any Holder or Holders disapproves of the terms of any such underwriting, such Holder or Holders may elect to withdraw therefrom by written notice to the Company and the managing underwriter. Any securities excluded or withdrawn from such underwriting shall be withdrawn from such registration, and shall not be transferred in a public distribution prior to ninety (90) days after the effective date of the registration statement relating thereto, or such other shorter period of time as the underwriters may require.

                    (c)  Right to Terminate Registration.  The Company shall
                         -------------------------------
have the right to terminate or withdraw any registration initiated by it under this Section 2.3 prior to the effectiveness of such registration whether or not any Holder has elected to include securities in such registration. The Registration Expenses of such withdrawn registration shall be borne by the Company in accordance with Section 2.5 hereof.

            2.4  Registration on Form S-3.
                 ------------------------

                    (a)  Request for Registration.  If any Holder or Holders of
                         ------------------------
in excess of twenty percent (20%) of the Registrable Securities request that the Company file a registration statement on Form S-3 (or any successor form to Form S-3), or any similar short-term registration statement, for a public offering of Registrable Securities, the reasonably anticipated aggregate price to the public of which, net of underwriting discounts and commissions, would exceed $5,000,000 and the Company is a registrant entitled to use Form S-3 to register the Registrable Securities for such an offering, the Company shall use its best efforts to cause such Registrable Securities to be registered on such form for the offering and to cause such Registrable Securities to be qualified in such jurisdictions as the Holder or Holders may reasonably request; provided,
                                                               --------
however, that the Company shall not be required to effect more than three
-------
registrations pursuant to this Section 2.4 or more than one such registration in any twelve (12) month period. After the Company's first public offering of its securities, the Company will use its best efforts to qualify for Form S-3 registration or a similar short-form registration. The provisions of Section 2.2(b) shall be applicable to each registration initiated under this Section 2.4.

                    (b)  Limitations.  Notwithstanding the foregoing, the
                         -----------
Company shall not be obligated to take any action pursuant to this Section 2.4:
(i) in any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act; (ii) during the period starting with the date 180 days prior to the Company's estimated date of filing of, and ending on the date 180 days immediately following, the effective date of any registration statement pertaining to securities of the Company (other than a registration statement relating solely to the sale of the Company's securities in connection with a Rule 145 transaction or an employee benefit plan), provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective; or (iii) if the Company shall furnish to such Holder a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors it would be seriously detrimental to the Company or its stockholders for a registration statement to be filed in the near future, then the Company's obligation to use its best efforts to file a registration statement shall be deferred for a period not to exceed 90 days from the receipt of the request to file such registration statement by such Holder; provided, however, that the Company shall not exercise such right more than once
--------  -------
in any twelve-month period.

            2.5  Expenses of Registration.  All Registration Expenses incurred
                 ------------------------
in connection with registrations pursuant to Sections 2.2, 2.3 and 2.4 shall be borne by the Company. All Selling Expenses relating to securities registered on behalf of the Holders shall be borne by the Holders of securities included in such registration pro rata with the Company and among each other on the basis of the number of shares so registered.

            2.6 Registration Procedures. In the case of each registration,
                -----------------------
qualification or compliance effected by the Company pursuant to this Section 2, the Company will keep each Holder advised in writing as to the initiation of each registration, qualification and compliance and as to the completion thereof. At its expense the Company will:

                    (a)  Registration Statement.  Prepare and file with the
                         ----------------------
Commission a registration statement with respect to such securities and use its best efforts to cause such registration statement to become and remain effective for at least 180 days or until the distribution described in the Registration Statement has been completed.

                    (b)  Amendments.  Prepare and file with the Commission such
                         ----------
amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement.

                    (c)  Copies.  Furnish to the Holders participating in such
                         ------
registration and to the underwriters of the securities being registered such reasonable number of copies of the registration statement, preliminary prospectus, final prospectus and such other documents as such underwriters may reasonably request in order to facilitate the public offering of such securities.

                    (d)  Underwriting Agreement.  In the event of any
                         ----------------------
underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such agreement.

                    (e)  Blue Sky.  Use its best efforts to register and qualify
                         --------
the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any state or jurisdiction.

                    (f)  Notice.  Notify each Holder of Registrable Securities
                         ------
covered by such registration statement (at any time when a prospectus relating thereto is required to be delivered under the Act) of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

                    (g)  Opinion.  Furnish, at the request of any Holder
                         -------
requesting registration of Registrable Securities delivered to the underwriters for sale in connection with a registration pursuant to this Section 2.6, (i) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities and
(ii) a letter dated such date, from the independent accountants of the Company, in form and substance as is customarily given by independent accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities.

            2.7  Indemnification.
                 ---------------

                    (a)  Company Indemnification.  The Company will indemnify
                         -----------------------
each Holder, each of its officers, directors, partners and legal counsel, and each person controlling such Holder within the meaning of Section 15 of the Securities Act, with respect to which registration, qualification or compliance has been effected pursuant to this Section 2, and each underwriter, if any, and each person who controls any underwriter within the meaning of Section 15 of the Securities Act, against all expenses, claims, losses, damages or liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, offering circular or other document, or any amendment or supplement thereto, incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or any violation by the Company of the Securities Act or the Securities Exchange Act of 1934, as amended (the "Exchange Act") or any rule or regulation promulgated under the Securities Act or the Exchange Act applicable to the Company in connection with any such registration, qualification or compliance, and the Company will reimburse each such Holder, each of its officers, directors, partners and legal counsel and each person controlling such Holder, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission or alleged untrue statement or omission, made in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Holder, controlling person or underwriter and stated to be specifically for use therein.

                    (b)  Holder Indemnification.  Each Holder will, if
                         ----------------------
Registrable Securities held by such Holder are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors, officers, and legal counsel, each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of Section 15 of the Securities Act, and each other Holder, each of its officers, directors, partners and legal counsel and each person controlling such Holder within the meaning of Section 15 of the Securities Act, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by such Holder of the Securities Act or the Exchange Act or any rule or regulation promulgated under the Securities Act or the Exchange Act applicable to such Holder in connection with any such registration, qualification or compliance, and such Holder will reimburse the Company, such Holders, such directors, officers, persons, underwriters or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Holder and stated to be specifically for use therein. Notwithstanding the foregoing, the liability of each Holder under this subsection (b) shall be limited to an amount equal to the net proceeds to each such Holder of Registrable Securities sold as contemplated herein. A Holder will not be required to enter into any agreement or undertaking in connection with any registration under this Section 2 providing for any indemnification or contribution on the part of such Holder greater than the Holder's obligations under this Section 2.7(b).

                    (c)  Procedure.  Each party entitled to indemnification
                         ---------
under this Section 2.7 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party's expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 2 unless the failure to give such notice is materially prejudicial to an Indemnifying Party's ability to defend such action and provided further, that the Indemnifying Party shall not assume the defense for matters as to which the Indemnified Party shall have reasonably concluded that there may be a conflict of interest or separate and different defenses but shall bear the expense of such defense nevertheless. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

     Each Indemnified party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with the defense of such claim and litigation resulting therefrom.

                    (d) If the indemnification provided for in this Section 2.7 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage or expense referred to herein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable but such Indemnified Party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions which resulted in such loss, liability, claim, damage or expense, as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue (or alleged untrue) statement of a material fact or the omission (or alleged omission) to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

            2.8  Information by Holder.  The Holder or Holders of Registrable
                 ---------------------
Securities included in any registration shall furnish to the Company such information regarding such Holder or Holders, the Registrable Securities held by them and the distribution proposed by such Holder or Holders as the Company may request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Section 2.

            2.9  Rule 144 Reporting.  With a view to making available the
                 ------------------
benefits of certain rules and regulations of the Commission which may at any time permit the sale of the Restricted Securities to the public without registration, after such time as a public market exists for the Common Stock of the Company, the Company agrees to use its best efforts to:

                    (a)  Public Information.  Make and keep public information
                         ------------------
available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times after the effective date that the Company becomes subject to the reporting requirements of the Securities Act or the Exchange Act.

                    (b)  Filing of Reports.  Use its best efforts to file with
                         -----------------
the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements);

                    (c)  Compliance Certificate.  So long as an Investor owns
                         ----------------------
any Restricted Securities, to furnish to such Investor forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 (at any time after ninety (90) days after the effective date of the first registration statement filed by the Company for an offering of its securities to the general public), and of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company and other information in the possession of or reasonably obtainable by the Company as such Investor may reasonably request in availing itself of any rule or regulation of the Commission allowing such Investor to sell any such securities without registration.

            2.10  Transfer of Registration Rights.  The rights to cause the
                  -------------------------------
Company to register securities granted Holders under Sections 2.2, 2.3 and 2.4 may be assigned to a transferee or assignee in connection with any transfer or assignment of Registrable Securities by a Holder, or to any transferee or assignee that is a commonly managed fund of a Holder, a partner of a Holder (without restriction as to minimum stockholdings) or the estate of such partner, provided that (a) the Company is given prior written notice of such transfer,
(b) such transfer is otherwise effected in accordance with applicable securities law and (c) the transferree or assignee receives at least 250,000 shares of Registrable Securities in such transfer.

            2.11  Market Stand-off Agreement.  Each Holder agrees in connection
                  --------------------------
with the Company's initial public offering of the Company's securities, upon request of the Company or the underwriters managing any underwritten offering of the Company's securities, not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any Registrable Securities (other than those included in the registration) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed 180 days) days from the effective date of such registration as may be requested by the underwriters. Provided, additionally,
                                                      --------  ------------
that the officers and directors of the Company who own stock of the Company also agree to such restrictions.

            2.12  Rule 144A Information.  Whenever the Company receives from a
                  ---------------------
Holder a request for information required pursuant to Rule 144A(d)(4), then the Company shall within 30 days after the date of such request provide such information to such Holder and any person or persons designated by such Holder as a prospective buyer in a transaction pursuant to Rule 144A. The Company's obligations pursuant to this Section 2.12 shall extend to any person who acquires shares of the Company's Preferred Stock, and/or Conversion Shares as a result of a transaction pursuant to Rule 144A.

            2.13  Termination of Registration Rights.  The rights granted under
                  ----------------------------------
this Section 2 shall terminate on the seventh anniversary of the closing date of the initial underwritten public offering of the Company's securities pursuant to a registration statement declared effective under the Securities Act.

     3.  Voting Covenants.
         ----------------

            3.1  Agreement to Vote.  Each of the Investors (and their permitted
                 -----------------
assigns) hereby agrees to vote all their shares of the Company's Preferred Stock now or hereafter owned by it, whether beneficially or otherwise, at any regular or special meeting of stockholders of the Company, or, in lieu of any such meeting, to give their written consent, as provided in this Section 3.

            3.2  Voting Events.  If there shall be submitted to the stockholders
                 -------------
of the Company any proposal concerning the election or removal of directors of the Company, the Investors (and their permitted assigns) shall vote or act with respect to all their Preferred Stock so as to elect to the board of directors of the Company as the three directors to be elected by the holders of Series B, Series C, Series D and Series E Preferred Stock in accordance with Section V.4(b) of the Company's Amended and Restated Certificate of Incorporation, the
(i) one designee designated by E.M. Warburg, Pincus & Co., L.L.C., or any of its affiliated entities, subsidiaries, partners or funds, including, but not limited to, Warburg, Pincus Ventures, L.P. (collectively, "Warburg, Pincus"), (ii) one designee designated by Vertical Fund Associates, L.P., or any of its affiliated entities, subsidiaries, partners or funds, and (iii) one designee designated by Investor (Guernsey) Ltd., or any of its affiliated entities, subsidiaries, partners or funds. The holders of the Common Stock and Series A Preferred Stock, voting together as a single class, shall be entitled to elect two directors, and the holders of Common Stock and Series A, Series B, Series C, Series D and Series E Preferred Stock, voting together as a single class, shall be entitled to elect all remaining directors. The requirement that the Investors vote their shares in favor of Warburg, Pincus, Vertical Fund or Investor (Guernsey) Ltd., shall terminate as to such entity upon such entity's sale or transfer of more than 25% of its holdings in the aggregate of Series B, Series C, Series D and Series E Preferred Stock. No amendment to this Section 3.2 that waives, modifies, amends or terminates the right of an entity to nominate a designee to the board of directors shall be effective without the express written consent of such entity.

            3.3  Successors in Interest.  The provisions of this Section 3 shall
                 ----------------------
be binding upon the successors in interest of any of the Series B, Series C, Series D or Series E Shares. The Company shall not permit the transfer of any Series B, Series C, Series D or Series E Shares on its books or issue a new certificate representing any Series B, Series C, Series D or Series E Shares unless and until the person to whom such security is transferred shall have executed a written agreement pursuant to which such person becomes subject to the provisions of this Section 3 and agrees to be bound by all the provisions hereof.

            3.4  Voting Legend.  Each certificate representing any Series B,
                 -------------
Series C, Series D or Series E Shares shall be endorsed by the Company with a legend reading as follows:

     THE SHARES EVIDENCED HEREBY ARE SUBJECT TO A VOTING AGREEMENT CONTAINED IN A STOCKHOLDER RIGHTS AGREEMENT (A COPY OF WHICH MAY BE OBTAINED FROM THE COMPANY), AND BY ACCEPTING ANY INTEREST IN SUCH SHARES, THE PERSON ACCEPTING SUCH INTEREST SHALL BE DEEMED TO AGREE TO AND SHALL BECOME BOUND BY ALL THE PROVISIONS OF SAID VOTING AGREEMENT.

            3.5  Conversion Stock.  The provisions of this Section 3 shall not
                 ----------------
apply to any shares of Common Stock issued or issuable upon conversion of the Series B, Series C, Series D or Series E Shares.

            3.6  Voting of Shares by Warburg, Pincus.  Notwithstanding any other
                 -----------------------------------
provision to the contrary, in the event that at any time Warburg Pincus beneficially owns more than 49% of the issued and outstanding voting securities of the Company, including for this purpose all securities owned by Warburg, Pincus that are convertible into or exchangeable for voting securities of the Company ("Voting Stock"), Warburg, Pincus agrees that (i) it shall be entitled to vote (or take action by written consent in respect of) not more than 49% of the issued and outstanding shares of Voting Stock, (ii) it will vote (or take action by written consent in respect of) any shares in excess of 49% of the Voting Stock ("Neutral Shares") in proportion to the vote of all other holders of Voting Stock voting (or acting by written consent) on such matter, unless Warburg, Pincus elects to abstain from voting in respect of the Neutral Shares and (iii) it shall not vote its shares in favor of the election of Warburg, Pincus to hold a majority of the seats on the Board of Directors of the Company.

     4.  Information and Inspection Rights
         ---------------------------------

            4.1  Financial Information.  As long as each Investor holds
                 ---------------------
beneficially (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934 (the "Exchange Act")) not less than 250,000 shares of Common Stock (including Common Stock issuable upon conversion of shares of Preferred Stock), the Company will provide such Investor the reports specified in this Section:

                    (a) As soon as practicable after the end of each fiscal year, and in any event within ninety (90) days thereafter, balance sheets of the Company, as of the end of such fiscal year, and statements of operations, stockholders' equity and cash flows of the Company, for such year, prepared in accordance with generally accepted accounting principles and setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and audited (without qualification) by independent auditors of national standing selected by the Company, which opinion shall state that such financial statements fairly present the financial position of the Company on a consolidated basis and have been prepared in accordance with generally accepted accounting procedures.

                    (b) As soon as practicable after the end of each month and in any event within thirty (30) days thereafter, a balance sheet of the Company as of the end of each such month, and statements of operations and cash flows of the Company and its subsidiaries for such period and for the current fiscal year to date, and setting forth in comparative form the budgeted figures for such period and for the current fiscal year then reported, prepared in accordance with generally accepted accounting principles (other than for accompanying notes), subject to changes resulting from year-end audit adjustments, all in reasonable detail.

                    (c) A copy of the annual operating plan of the Company for the next fiscal year and an annual budget of the Company for the next fiscal year containing profit and loss projections, cash flow projections and capital expenditures, all on a monthly basis, as soon as each is available but in any event prior to the end of the then current fiscal year.

                    (d) With reasonable promptness, the Company shall furnish each such Investor with such other data and information as from time to time may be reasonably requested.

            4.2  Inspection.  As long as each Investor beneficially (within the
                 ----------
meaning of Rule 13d-3 under the Exchange Act) holds not less than 250,000 shares of Common Stock (including Common Stock issuable upon conversion of shares of Preferred Stock), the Company shall permit such Investor, at such Investor's expense, to visit and inspect the Company's properties, to examine its books of account and records and to discuss the Company's affairs, finances and accounts with its officers, and to receive copies of the minutes of meetings of the Company's Board of Directors, all at such reasonable times as may be requested by the Investor, provided, however, that the Company shall not be obligated pursuant to this Section 4.2 to provide access to any information which it reasonably considers to be a trade secret or similar confidential information. Notwithstanding the foregoing, if an Investor has a representative on the Company's Board of Directors, the Company shall not withhold such confidential information from such representative.

            4.3  Termination and Amendment of Covenants.  The covenants set
                 --------------------------------------
forth in Sections 4.1 and 4.2 (i) may not be amended so as to remove or restrict an Investor's rights thereunder without such Investor's written consent and (ii) shall terminate and be of no further force or effect at such time as the Company is required to file reports pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended. The Information and Inspection Rights covenants contained in the stock purchase agreement executed at the time of the Prior Agreement are hereby terminated and superceded by this Section 4.

            4.4  Indemnification of Officers and Directors.  For at least as
                 -----------------------------------------
long as any representative or representatives of the Investors serve on the Board of Directors of the Company, the Company shall indemnify its officers and directors to the fullest extent permitted by law.

     5.  Waiver.  The parties to the Prior Agreement hereby waive any preemptive
         ------
rights contained in Section 1 of the Prior Agreement that have accrued as a result of or prior to the sale of the Shares.

     6.  Miscellaneous Provisions.
         ------------------------

            6.1  Notices.  All notices and other communications required or
                 -------
permitted hereunder shall be in writing and, except as otherwise noted herein, shall be deemed effectively given upon personal delivery, delivery by nationally recognized courier or upon deposit with the United States Post Office, (by first class mail, postage prepaid) addressed: (a) if to the Company, at the address set forth at the beginning of this Agreement, or as furnished by the Company to the Holders in writing, attention of President and (b) if to a Holder, at the latest address of such person shown on the Company's records.

            6.2  Descriptive Headings.  The descriptive headings herein have
                 --------------------
been inserted for convenience only and shall not be deemed to limit or otherwise affect the construction of any provisions hereof.

            6.3  Governing Law.  This Agreement shall be governed by and
                 -------------
interpreted under the laws of the State of Delaware as applied to agreements among Delaware residents, made and to be performed entirely within the State of Delaware.

            6.4  Restrictive Legend.  In addition to any other legends required
                 ------------------
under this or other agreements with the Investors, each certificate issued to such Investor shall be stamped or otherwise imprinted with a legend in substantially the following form:

     THE SALE, PLEDGE, HYPOTHECATION OR TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO THE TERMS AND CONDITIONS OF A CERTAIN STOCKHOLDER RIGHTS AGREEMENT BY AND BETWEEN THE CORPORATION AND CERTAIN STOCKHOLDERS OF THE CORPORATION. COPIES OF SUCH AGREEMENTS MAY BE OBTAINED UPON REQUEST TO THE SECRETARY OF THE CORPORATION.

     Each Investor agrees that the Company may instruct its transfer agent to impose transfer restrictions on the shares represented by the certificates bearing the above legend to enforce the provisions of this Agreement. Such legend shall be removed upon termination of this Agreement.

            6.5  Counterparts.  This Agreement may be executed in one or more
                 ------------
counterparts, each of which shall for all purposes be deemed to be an original and all of which shall constitute the same instrument, but only one of which need be produced.

            6.6  Expenses.  If any action at law or in equity is necessary to
                 --------
enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorney's fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

            6.7  Waivers and Amendments.  Except as otherwise expressly provided
                 ----------------------
in this Agreement, with the written consent of the record holders of more than 50% of the Registrable Securities (determined assuming conversion or exercise of all instruments convertible into or exercisable for Conversion Shares), and which shall in any event include the consent of two-thirds of the outstanding shares of Series B, Series C, Series D and Series E Preferred Stock, voting as a single class, the obligations of the Company and the rights under this Agreement may be waived and this Agreement may be amended, provided that the effect of such waiver or amendment affects all holders of Registrable Securities on a comparable basis; provided further, that no such waiver or amendment shall reduce such percentage without the consent of the holders of all Registrable Securities. This Agreement may be amended and its provisions waived only by a signed statement in writing.

            6.8  Successors and Assigns.  Except as otherwise expressly provided
                 ----------------------
in this Agreement, this Agreement shall benefit and bind the successors, assigns, heirs, executors and administrators of the parties to this Agreement.

            6.9  Entire Agreement.  This Agreement constitutes the full and
                 ----------------
entire understanding and agreement between the parties with regard to the subject matter of this Agreement.

            6.10  Separability; Severability.  Unless expressly provided in this
                  --------------------------
Agreement, the rights of each Investor under this Agreement are several rights, not rights jointly held with any other Investors. Any invalidity, illegality or limitation on the enforceability of this Agreement with respect to any Investor shall not affect the validity, legality or enforceability of this Agreement with respect to the other Investors. If any provision of this Agreement is judicially determined to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not be affected or impaired.

            6.11  Stock Splits.  All references to numbers of shares in this
                  ------------
Agreement shall be appropriately adjusted to reflect any stock dividend, split, combination or other recapitalization of shares by the Company occurring after the date of this Agreement.


                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.]

     IN WITNESS WHEREOF, the parties have executed this Agreement on the day and year first set forth above.


COMPANY:


KYPHON INC.
a Delaware corporation



By: /s/ RICHARD D. MURDOCK
    -----------------------------
    Richard D. Murdock, President

KYPHON INC.
STOCKHOLDER RIGHTS AGREEMENT

____________________________________
(the exact name as it should appear on your stock certificate)



By:_________________________________

Name:_______________________________

Title:______________________________


KYPHON INC.
STOCKHOLDER RIGHTS AGREEMENT

INVESTOR (GUERNSEY) LTD.


By:    /s/ DAVID JEFFREYS
     -------------------------------

Name:  David Jeffreys
     _______________________________

Title:  Managing Director
      ______________________________


INVESTOR (GUERNSEY) LTD.


By:    /s/ MARC HOLLANDER
     -------------------------------

Name:  Marc Hollander
     _______________________________

Title:  Managing Director
      ______________________________

Title:______________________________


KYPHON INC.
STOCKHOLDER RIGHTS AGREEMENT

______________________________________
Drs. Elizabeth Reiley and Terry Hensle



KYPHON INC.
STOCKHOLDER RIGHTS AGREEMENT

/s/ JAMES REILEY
---------------------------
James Reiley


KYPHON INC.
STOCKHOLDER RIGHTS AGREEMENT

THE REILEY FAMILY TRUST

/s/ EARLE W. REILEY JR.
____________________________________
Earle W. Reiley, Jr., Trustee

/s/ TERESA D. REILEY
____________________________________
Teresa D. Reiley, Trustee



KYPHON INC.
STOCKHOLDER RIGHTS AGREEMENT

/s/ TIM REILEY
____________________________________
Tim Reiley, Ph.D.



KYPHON INC.
STOCKHOLDER RIGHTS AGREEMENT

Richard B. Talmadge or
Bobbie J. Talmadge,
Trustee of the Talmadge
Family Trust, dated 31 July 1991



    /s/ RICHARD B. TALMADGE
By:_________________________________
   Trustee



KYPHON INC.
STOCKHOLDER RIGHTS AGREEMENT

VERTICAL FUND ASSOCIATES, L.P.
By: The Vertical Group, General Partner


    /s/ JOHN E. RUNNELLS
By:_________________________________

        John E. Runnels
Name:_______________________________

        General Partner
Title:______________________________


KYPHON INC.
STOCKHOLDER RIGHTS AGREEMENT

WARBURG, PINCUS VENTURES, L.P.
By: Warburg, Pincus & Co., General Partner

    /s/ ILLEGIBLE
By:_________________________________


Name:_______________________________


Title:______________________________


KYPHON INC.
STOCKHOLDER RIGHTS AGREEMENT

WS INVESTMENTS CO. 96B & 97B

    /s/ J. CASEY MCGLYNN
By:_________________________________


Title:______________________________


KYPHON INC.
STOCKHOLDER RIGHTS AGREEMENT

TRUSTEES, WSGR RETIREMENT PLAN, FBO
J. CASEY MCGLYNN


By:_________________________________
   Douglas M. Laurice, Trustee


By:_________________________________
   Mario M. Rosati, Trustee


KYPHON INC.
STOCKHOLDER RIGHTS AGREEMENT

/s/ HANSEN YUAN
____________________________________
Hansen Yuan, M.D.

KYPHON INC.
STOCKHOLDER RIGHTS AGREEMENT

/s/ TERRY E. SPRAKER
____________________________________
Terry E. Spraker

KYPHON INC.
STOCKHOLDER RIGHTS AGREEMENT

Jonathan and Tracy Ellman, Joint
Trustees with Right of Survivorship


       /s/  JONATHAN ELLMAN
By:_________________________________
   Trustee

       /s/  TRACY ELLMAN
By:_________________________________
   Trustee

KYPHON INC.
STOCKHOLDER RIGHTS AGREEMENT

SIX C'S INVESTMENT CORP.


    /s/ ILLEGIBLE
By:_________________________________


Title:______________________________


KYPHON INC.
STOCKHOLDER RIGHTS AGREEMENT

/s/ KURT C. WHEELER
____________________________________
Kurt C. Wheeler


KYPHON INC.
STOCKHOLDER RIGHTS AGREEMENT

/s/ ROBERT L. SCRIBNER
____________________________________
Robert L. Scribner, M.D.



KYPHON INC.
STOCKHOLDER RIGHTS AGREEMENT

/s/ ROBERT M. SCRIBNER
____________________________________
Robert M. Scribner


KYPHON INC.
STOCKHOLDER RIGHTS AGREEMENT

                                   EXHIBIT A

                             SCHEDULE OF INVESTORS




                               Name and Address
--------------------------------------------------------------------------------
Investor (Guernsey) Ltd.
National Westminster House
Le Truchot St. Peter Port
Guernsey Channel Islands
GY1 4PW U.K.
Attn:  Mr. David Jeffreys

With a copy to:

Expibel BV
World Trade Center
Strawinskylaan 507 A Tower
Floor 5
1077 XX Amsterdam
The Netherlands
Attn:  Mr. Marc Hollander

Warburg, Pincus Ventures, L.P.
466 Lexington Avenue
New York, NY 10017
Attn.: Elizabeth H. Weatherman

Vertical Fund Associates, L.P.
18 Bank Street
Summit, NJ  07901
Attn.: Jack W. Lasersohn

WS Investment Company 96B
650 Page Mill Road
Palo Alto, CA  94304-1050

WS Investment Company 97B
650 Page Mill Road
Palo Alto, CA  94304-1050

Trustee, WSGR Retirement Plan, fbo
J. Casey McGlynn
650 Page Mill Road
Palo Alto, CA  94304-1050

Richard Talmadge or
Bobbie J. Talmadge,

                               Name and Address
--------------------------------------------------------------------------------
Trustee of the Talmadge
Family Trust, dated 31 July 1991
100 Pasatiempo Dr.
Santa Cruz, CA  95060

Drs. Elizabeth Reiley and Terry Hensle
45 Sunset Ct.
Haworth, NJ 07641

Tim Reiley, Ph.D.
16865 Kennedy Rd.
Los Gatos, CA 95032

James Reiley
7643 SW Chase Lane
Portland, OR 97223

The Reiley Family Trust,
Earle W. Reiley, Jr. and
Teresa D. Reiley, Trustees
3606 Barrington
San Antonio, TX  78217

Six C's Investment Corp.
Joseph Ciffolillo
31 Brimmer Street
Boston, MA  02108

Hansen Yuan, M.D.
5066 Pine Valley Drive
Fayetteville, NY  13066

Karen K. Frederickson
7772 Broadfield Road
Manlius, NY  13104

Jonathan and Tracy Ellman,
Joint Trustees with Right of
Survivorship
64 Scenic Drive
Orinda, CA  94563

Kurt C. Wheeler
3248 48th Place NE
Medina, WA 98039

Robert L. Scribner, M.D.
43 Grey Lane

                               Name and Address
--------------------------------------------------------------------------------
Lynnfield, MA  01940

Robert M. Scribner
1960 Colleen Drive
Los Altos, CA  94024